                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL
                              RELATING TO OFFER BY
                        ADVANTICA RESTAURANT GROUP, INC.
                                  TO EXCHANGE

               $    PRINCIPAL AMOUNT OF   % SENIOR NOTES DUE 2007
                                       OF
                             DENNY'S HOLDINGS, INC.
                                      AND
                        ADVANTICA RESTAURANT GROUP, INC.
                               (THE "NEW NOTES")

FOR UP TO $265,000,000 OUTSTANDING PRINCIPAL AMOUNT OF 11 1/4% SENIOR NOTES DUE
                                    2008 OF
                        ADVANTICA RESTAURANT GROUP, INC.
                               (THE "OLD NOTES")
                            (CUSIP NO. 00758B-AA-7)

PURSUANT TO THE PROSPECTUS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              ON DECEMBER   , 2001

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY   ,
2002, UNLESS EXTENDED IN ACCORDANCE WITH THE PROSPECTUS (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:

                         U.S. BANK NATIONAL ASSOCIATION

        By Registered or Certified Mail:                   By Hand or Overnight Courier:
         U.S. Bank National Association                    U.S. Bank National Association
            Corporate Trust Services                          Corporate Trust Services
             180 East Fifth Street                             180 East Fifth Street
           St. Paul, Minnesota 55101                         St. Paul, Minnesota 55101

   Attention: Specialized Finance Department         Attention: Specialized Finance Department
           By Facsimile (for Eligible                           Confirm Facsimile by
              Institutions only):                                 Telephone ONLY:
                 (651) 244-1537                                    (800) 934-6802
                 (651) 244-8883

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE OR IN ACCORDANCE WITH THE INSTRUCTIONS HEREIN, WILL NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     WE ARE OFFERING THE NEW NOTES PURSUANT TO REGISTRATION IN PENNSYLVANIA AND PURSUANT TO EXEMPTIONS FROM REGISTRATION IN OTHER STATES. IN ORDER TO AVAIL OURSELVES OF THESE STATE EXEMPTIONS, WE ARE MAKING THE EXCHANGE OFFER ONLY TO
(1) INSTITUTIONAL INVESTORS AS DESCRIBED IN THE LETTER OF TRANSMITTAL, AND (2) RESIDENTS OF STATES OR OTHER JURISDICTIONS THAT EXEMPT THE OFFER FROM REGISTRATION EVEN IF DIRECTED TO A PERSON OR ENTITY THAT IS NOT AN INSTITUTIONAL INVESTOR. IF YOU DO NOT FALL WITHIN THE DESCRIPTION OF A QUALIFYING INSTITUTIONAL INVESTOR, WE MAY STILL BE ABLE TO MAKE AN OFFER TO YOU. WE WILL MAKE THAT DETERMINATION AFTER RECEIPT OF YOUR LETTER OF TRANSMITTAL.

     CAPITALIZED TERMS USED BUT NOT DEFINED ABOVE ARE DEFINED HEREIN.

     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD IMMEDIATELY CONSULT YOUR BROKER, BANK MANAGER, LAWYER, ACCOUNTANT, INVESTMENT ADVISOR OR OTHER PROFESSIONAL.

     This document relates to an exchange offer (the "EXCHANGE OFFER") made by Advantica Restaurant Group, Inc. ("we," "us," "our" or "ADVANTICA"). The
Exchange Offer is described in the prospectus dated December   , 2001 as filed
with the Securities and Exchange Commission (the "PROSPECTUS") of Advantica and Denny's Holdings, Inc. ("DENNY'S HOLDINGS") and in this Letter of Transmittal (the "LETTER OF TRANSMITTAL"). All terms and conditions contained in the Prospectus are deemed to be incorporated in and form a part of this Letter of Transmittal. Therefore, you are urged to read the Prospectus carefully. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to below as the "Terms and Conditions."

     Consummation of the Exchange Offer is subject to, among other things, a
minimum tender of $          million in aggregate principal amount of Old Notes
and a maximum tender of $265.0 million in aggregate principal amount of Old Notes. In addition, our obligation to accept Old Notes for exchange pursuant to the Exchange Offer is subject to certain conditions as set forth in the Prospectus. We may waive any condition described therein in our reasonable discretion.

     Holders of Old Notes who validly tender and do not properly withdraw their Old Notes and whose Old Notes are accepted by us will receive $ principal amount of New Notes per $1,000 principal amount of Old Notes exchanged.

     Additionally, we will pay such holders the accrued and unpaid interest on Old Notes from the last interest payment date immediately preceding the date upon which the Notes will be exchanged (the "EXCHANGE DATE") to, but not including, the Exchange Date, in cash.

     Each registered holder of Old Notes wishing to accept the Exchange Offer, including registered holders of Old Notes executing their tender through the Automated Tender Offer Program ("ATOP") procedures of The Depository Trust Company ("DTC"), must complete, sign and submit this Letter of Transmittal to the exchange agent, U.S. Bank National Association (the "EXCHANGE AGENT"), on or prior to the Expiration Date.

     TO PROPERLY COMPLETE THIS LETTER OF TRANSMITTAL, A REGISTERED HOLDER MUST
(1) COMPLETE THE QUESTIONS HEREIN ENTITLED "INFORMATION TO DETERMINE ELIGIBILITY TO PARTICIPATE IN THE EXCHANGE OFFER," (2) COMPLETE THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED," (3) IF APPROPRIATE, CHECK AND COMPLETE THE BOXES RELATING TO SPECIAL ISSUANCE INSTRUCTIONS AND SPECIAL DELIVERY INSTRUCTIONS, (4) SIGN THIS LETTER OF TRANSMITTAL, (5) COMPLETE SUBSTITUTE FORM W-9 AND (6) FOLLOW THE INSTRUCTIONS HERETO. EACH REGISTERED HOLDER SHOULD CAREFULLY READ THE DETAILED INSTRUCTIONS HERETO PRIOR TO COMPLETING THIS LETTER OF TRANSMITTAL.

     Questions regarding the Exchange Offer or the completion of this Letter of Transmittal should be directed to the information agent, MacKenzie Partners, Inc. (the "INFORMATION AGENT"), at the following telephone numbers: (800) 322-2885 (toll free)/(212) 929-5500 (call collect).

     This Letter of Transmittal must be used to accept the Exchange Offer whether Old Notes are to be tendered by delivering certificates to the Exchange Agent or by effecting a book-entry transfer into the Exchange Agent's account at DTC. Even if you intend to tender Old Notes through ATOP, a Letter of Transmittal must be completed and submitted to the Exchange Agent on or before the Expiration Date to indicate the action you desire to take with respect to the Exchange Offer.

     Holders of Old Notes tendering by book-entry transfer to the Exchange Agent's account at DTC may execute the tender through ATOP, for which the Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offer to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a "book-entry confirmation," which shall include an agent's message. An "agent's message" transmitted by

DTC to, and received by, the Exchange Agent and forming a part of the confirmation of book-entry transfer will state that DTC has received an express acknowledgement from a DTC participant tendering Old Notes on behalf of the holder of such Old Notes that such DTC participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Prospectus and this Letter of Transmittal and that Advantica and Denny's Holdings may enforce such agreement against such participant. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent's message. HOWEVER, A LETTER OF TRANSMITTAL MUST STILL BE COMPLETED AND SUBMITTED ON BEHALF OF HOLDERS WHO TENDER THEIR OLD NOTES THROUGH DTC'S ATOP PROCEDURES.

     Subject to the Terms and Conditions and applicable law, in exchange for up to $265.0 million aggregate principal amount outstanding of Old Notes accepted
for tender, Advantica and Denny's Holdings will issue up to $          principal
amount of New Notes.

     The New Notes will be issued in exchange for Old Notes in the Exchange Offer, if consummated, on the third business day following the Expiration Date or as soon as practicable thereafter.

     The Exchange Agent will act as agent for the tendering holders of Old Notes for the purpose of receiving the New Notes from Advantica and Denny's Holdings and delivering the New Notes to or at the direction of those holders. The Exchange Agent will make this delivery on the Expiration Date or as soon thereafter as practicable.

                              TENDER OF OLD NOTES

     To effect a valid tender of Old Notes, the undersigned must complete the tables below entitled "Information to Determine Eligibility to Participate in the Exchange Offer" and "Description of Old Notes Tendered" and sign the Letter of Transmittal where indicated.

     New Notes will either be delivered in book-entry form through DTC to the DTC account of the undersigned or the undersigned's custodian, as specified in the table below, or as certificates to those holders who hold certificates of the Old Notes, on the Expiration Date or as soon as practicable thereafter. Failure to provide the information to determine eligibility to participate in the Exchange Offer will render the undersigned ineligible to participate. Failure to provide the information necessary to effect delivery of New Notes will render such holder's tender defective and Advantica will have the right, which it may waive, to reject such tender without notice.

                      INFORMATION TO DETERMINE ELIGIBILITY
                      TO PARTICIPATE IN THE EXCHANGE OFFER

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

PLEASE COMPLETE THE ITEMS REQUESTED SO THAT ADVANTICA MAY DETERMINE WHETHER THE UNDERSIGNED, OR THE BENEFICIAL OWNER (AS DEFINED BELOW) ON BEHALF OF WHICH THE UNDERSIGNED IS ACTING, IS ELIGIBLE TO PARTICIPATE IN THE EXCHANGE OFFER:

1. Address of the residence (if an individual) or principal place of business (if a corporation, partnership or other form of legal entity) of the Beneficial Owner:

ENTITIES SHOULD COMPLETE ITEMS 2 AND 3 BELOW. INDIVIDUALS SHOULD COMPLETE ITEM
4. IN ADDITION, IF THE ADDRESS ABOVE IS IN ANY OF THE STATES NOTED BELOW, PLEASE COMPLETE THE OTHER ITEMS INDICATED:

                                                               OTHER ITEM
STATE                                                          TO COMPLETE
-----                                                          -----------
California..................................................        4
Washington..................................................        6
Colorado....................................................        7
Indiana.....................................................        7
Kentucky....................................................        7
Ohio........................................................        7
Tennessee...................................................        7
Utah........................................................        7
Florida.....................................................        8
Illinois....................................................        9

NOTE: A BENEFICIAL OWNER MAY NOT BE ELIGIBLE TO PARTICIPATE IN THE EXCHANGE OFFER DEPENDING UPON THE JURISDICTION OF THE BENEFICIAL OWNER'S RESIDENCE OR PRINCIPAL PLACE OF BUSINESS AND THE INFORMATION TO BE PROVIDED BELOW. THE LETTER OF TRANSMITTAL SHOULD BE SIGNED AND DELIVERED AS SOON AS POSSIBLE SO THAT ADVANTICA WILL HAVE SUFFICIENT TIME TO DETERMINE THE ELIGIBILITY OF THE BENEFICIAL OWNER TO PARTICIPATE IN THE EXCHANGE OFFER.

2.       THIS ITEM NEED ONLY BE COMPLETED BY BENEFICIAL OWNERS THAT
         ARE LEGAL ENTITIES.
         Is the Beneficial Owner an entity formed for the purpose of acquiring the securities offered?
         [ ]     Yes
         [ ]     No

         The Beneficial Owner has total assets (as determined by
         GAAP) in excess of:
         [ ]     $1.0 million
         [ ]     $5.0 million
         [ ]     $10.0 million
         [ ]     $100.0 million
         The Beneficial Owner has a net worth (as determined by GAAP)
         in excess of:
         [ ]     $1.0 million
         [ ]     $5.0 million
         [ ]     $10.0 million
         [ ]     $14.0 million
         The above assessments of total assets and net worth are as of (check ALL that apply):
         [ ]     latest fiscal year
         [ ]     date of this Letter of Transmittal
         Does a substantial part of the Beneficial Owner's business activities consist of investing, purchasing, selling or
         trading in securities of more than one issuer and not of its own issue?
         [ ]     Yes
         [ ]     No
         Beneficial Owners with a principal place of business in New
         Mexico should indicate whether the percentage of the
         Beneficial Owner's annual gross income from investing,
         purchasing, selling or trading in securities is in excess of
         80%:
         [ ]     Yes
         [ ]     No
3.       THIS ITEM NEED ONLY BE COMPLETED BY BENEFICIAL OWNERS THAT
         ARE LEGAL ENTITIES.
         Please check ALL of the boxes that describe the Beneficial
         Owner.
         [ ]     Broker/dealer
                 [ ] Registered under Section 15 of Securities Exchange Act of 1934
                 [ ] Registered with the jurisdiction of the principal place of business of Beneficial Owner
         [ ]     Bank
         [ ]     Savings institution
         [ ]     Credit Union
         [ ]     Trust company
         [ ]     Insurance company
         [ ]     Investment company as defined in the Investment
                 Company Act of 1940
         [ ]     Trust
                 Please check if the following applies:
                 [ ] A bank serves as trustee
         [ ]     Estate
         [ ]     Investment adviser
                 [ ] Registered under the Investment Advisers Act of 1940
                 [ ] Exempt from registration under the Investment Advisers
                     Act of 1940
         [ ]     A corporation or any wholly owned subsidiary thereof
                 with a class of equity securities registered under
                 Section 12 of the Securities Exchange Act of 1934
         [ ]     Organization described in Section 501(c)(3) of the
                 Internal Revenue Code
         [ ]     Corporation
         [ ]     Massachusetts or similar business trust
         [ ]     Partnership

         [ ]     Limited liability company
         [ ]     Qualified Institutional Buyer as defined in Rule
                 144A of the Securities Act of 1933
         [ ]     An "accredited investor" as defined by Rule 501(a)
                 of Regulation D promulgated under the Securities Act of 1933
         [ ]     A trust, with total assets in excess of $5.0 million
                 whose purchase is directed by a sophisticated person as
                 described in Rule 506(b)(2)(ii)
         [ ]     An entity in which all of the equity owners are
                 "accredited investors" as defined by Rule 501(a) of
                 Regulation D promulgated under the Securities Act of
                 1933
         [ ]     Plan established and maintained by a state, its
                 political subdivision, or any instrumentality of a state or its political subdivisions, for the benefit of its
                 employees
         [ ]     Employee benefit plan within the meaning of Title I
                 of the Employee Retirement Income Security Act of 1974
                 Please check if the following applies:
                 [ ]  The investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a
                      bank, savings and loan association, insurance company,
                      registered broker-dealer or registered investment
                      adviser
         [ ]     Business development company as defined in Section
                 2(a)(48) of the Investment Company Act of 1940
         [ ]     Private business development company as defined in
                 Section 202(a)(22) of the Investment Advisers Act of 1940
         [ ]     Small Business Investment Company licensed by the
                 U.S. Small Business Administration under 301(c) or (d) of
                 the Small Business Investment Act of 1958
         [ ]     a manager of investment accounts on behalf of other
                  than natural persons, who, with affiliates, exercises sole investment discretion with respect to such accounts,
                 and provided such accounts exceed 10 in number and
                 have a fair market value of not less than $10.0
                 million at the end of the calendar month preceding
                 the month during which the transaction occurred for
                 which the exemption is utilized
         [ ]     investment companies, universities, and other
                 organizations whose primary purpose is to invest its own
                 assets or those held in trust by it for others
         [ ]     trust accounts and individual or group retirement
                 accounts in which a bank, trust company, insurance company or savings and loan institution acts in a fiduciary
                 capacity
         [ ]     foundations and endowment funds exempt from taxation
                 under the Internal Revenue Code, a principal business
                 function of which is to invest funds to produce
                 income in order to carry out the purpose of the
                 foundation or fund
4.       THIS ITEM NEED ONLY BE COMPLETED BY BENEFICIAL OWNERS WHO
         ARE INDIVIDUALS.
         Please check ALL of the boxes that describe the Beneficial
         Owner:
         [ ]     A director, executive officer, or general partner of
                 the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a
                 general partner of that issuer
         [ ]     A natural person whose individual net worth, or
                 joint net worth with that person's spouse, at the time of
                 purchase exceeds $1.0 million
         [ ]     A natural person who had an individual income in
                 excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of
                 $300,000 in each of those years and has a reasonable
                 expectation of reaching the same income level in the
                 current year
5.       THIS ITEM NEED ONLY BE COMPLETED BY BENEFICIAL OWNERS WITH A
         RESIDENCE (IF AN INDIVIDUAL) OR A PRINCIPAL PLACE OF
         BUSINESS (IF A LEGAL ENTITY) IN CALIFORNIA:
         Is the Beneficial Owner purchasing for its own account (or a trust account if the Beneficial Owner is a trustee) for
         investment and not with a view to or for sale in connection with any distribution of the security?
         [ ]     Yes
         [ ]     No

           Are assessments of total assets and net worth in item 2 above based on most recent audited financial statements?
           [ ]     Yes
           [ ]     No
6.         THIS ITEM NEED ONLY BE COMPLETED BY BENEFICIAL OWNERS WITH A PRINCIPAL PLACE OF BUSINESS IN WASHINGTON:
           Is the Beneficial Owner a corporation, business trust, or partnership or wholly-owned subsidiary of such entity, which has been operating at least 12 months and which has a net worth on a consolidated basis of at least $10.0 million as determined by the Beneficial Owner's most recent audited financial statements, which statements are dated within the last 16 months?
           [ ]     Yes
           [ ]     No
7.         THIS ITEM NEED ONLY BE COMPLETED BY BENEFICIAL OWNERS WITH A RESIDENCE (IF AN INDIVIDUAL) OR A PRINCIPAL
           PLACE OF BUSINESS (IF A LEGAL ENTITY) IN COLORADO, INDIANA, KENTUCKY, OHIO, TENNESSEE OR UTAH:
           Is the Beneficial Owner purchasing for its own account (or a trust account if the Beneficial Owner is a trustee) for investment and not with a view to or for sale in connection with any distribution of the security?
           [ ]     Yes
           [ ]     No
8.         THIS ITEM NEED ONLY BE COMPLETED BY BENEFICIAL OWNERS WITH A RESIDENCE (IF AN INDIVIDUAL) OR A PRINCIPAL
           PLACE OF BUSINESS (IF A LEGAL ENTITY) IN FLORIDA:
           The undersigned certifies that the Beneficial Owner is aware of the following privilege: any sale in the state of Florida made pursuant to Fla. Stat. Ann. sec. 517.061(11) is voidable by the purchaser in such sale within 3 days after the first tender of consideration is made by such purchaser to the issuer, an agent of the issuer, or an escrow agent.
           [ ]     Yes
           [ ]     No
9.         THIS ITEM NEED ONLY BE COMPLETED BY BENEFICIAL OWNERS WHO ARE NATURAL PERSONS WHOSE RESIDENCE IS IN
           ILLINOIS:
           [ ]     I certify that I have an individual net worth or joint net worth with my spouse in excess of
                   $1.0 million excluding the value of a principal residence.
           [ ]     I certify that I have had an individual income or joint income with my spouse in excess of
                   $200,000 in each of the two most recent years and reasonably expect to have an income in excess of $200,000 in the current year.

NOTE: IF THERE ARE MULTIPLE BENEFICIAL OWNERS OF AN OLD NOTE, THIS TABLE MUST BE COMPLETED BY OR ON BEHALF OF EACH BENEFICIAL OWNER.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes per $1,000 principal amount should be listed on a separate signed schedule affixed hereto.

                       DESCRIPTION OF OLD NOTES TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                         BEFORE COMPLETING THIS TABLE.

----------------------------------------------------------------------------------------------
    CERTIFICATE NUMBER(S)         AGGREGATE PRINCIPAL AMOUNT      AGGREGATE PRINCIPAL AMOUNT
   (DELIVERED HEREWITH)(1)               OF OLD NOTES              OF OLD NOTES TENDERED(2)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

 (1) NEED NOT BE COMPLETED IF OLD NOTES ARE BEING TENDERED BY BOOK-ENTRY
     TRANSFER.
 (2) UNLESS OTHERWISE INDICATED IN THIS COLUMN, A HOLDER WILL BE DEEMED TO HAVE TENDERED ALL OF THE OLD NOTES REPRESENTED BY THE OLD NOTES INDICATED IN THE PREVIOUS COLUMN. OLD NOTES TENDERED HEREBY MUST BE IN DENOMINATIONS OF $1,000 PRINCIPAL AMOUNT AND ANY INTEGRAL MULTIPLE THEREOF.
--------------------------------------------------------------------------------

 [ ] CHECK HERE IF CERTIFICATES REPRESENTING TENDERED OLD NOTES ARE ENCLOSED
     HEREWITH.

 [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution: ____________________________________________
     Account Number: ___________________________________________________________
     VOI Number (MUST INCLUDE): ________________________________________________

 [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
     Name(s) of Registered Holder(s): __________________________________________
     Window Ticket Number (if any): ____________________________________________
     Date of Execution of Notice of Guaranteed Delivery: _______________________ Name of Institution Which Guaranteed Delivery: ____________________________

     If Delivered by Book-Entry Transfer, Complete the Following:
     Name of Tendering Institution: ____________________________________________
     Account Number: ___________________________________________________________
     VOI Number (MUST INCLUDE): ________________________________________________
--------------------------------------------------------------------------------

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL, OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES REPRESENTING THE OLD NOTES OR A BOOK-ENTRY CONFIRMATION, AS APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Advantica the aggregate principal amount of Old Notes indicated in the table above entitled "Description of Old Notes Tendered." Subject to, and effective upon, consummation of the Exchange Offer, which is subject to, among other things, a minimum tender of $ million in aggregate principal amount of Old Notes and a maximum tender of $265.0 million in aggregate principal amount of Old Notes, the undersigned hereby sells, assigns and transfers to Advantica, or upon the order of Advantica, all right, title and interest in and to such Old Notes as are being tendered pursuant to this Letter of Transmittal.

     The undersigned understands that validly tendered Old Notes (or defectively tendered Old Notes with respect to which Advantica has waived such defect) will be deemed to have been accepted by Advantica if, as and when Advantica gives oral or written notice thereof to the Exchange Agent. The undersigned understands that subject to the Terms and Conditions, Old Notes properly tendered and accepted (and not validly withdrawn) in accordance with such Terms and Conditions will be exchanged for the New Notes. The undersigned understands that, under certain circumstances, Advantica may not be required to accept any of the Old Notes tendered (including any such Old Notes tendered after the Expiration Date). If any Old Notes are not accepted for exchange for any reason (or if Old Notes are validly withdrawn), such unexchanged (or validly withdrawn) Old Notes will be returned without expense to the undersigned or the undersigned's account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the expiration or termination of the Exchange Offer.

     The undersigned understands that prior to the Expiration Date tenders of Old Notes may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Following the Expiration Date, and subject to and effective upon Advantica's acceptance for exchange of the principal amount of the Old Notes tendered hereby, upon the Terms and Conditions, the undersigned hereby:

     (1) irrevocably sells, assigns and transfers to or upon the order of Advantica or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old Notes tendered hereby;

     (2) waives any and all rights with respect to the Old Notes tendered hereby (including, without limitation, any existing or past defaults and their consequences in respect of such Old Notes); and

     (3) releases and discharges Advantica and U.S. Bank National Association, trustee under the indenture for the Old Notes (the "TRUSTEE"), from any and all claims the undersigned may have, now or in the future, arising out of or related to the Old Notes tendered hereby, including, without limitation, any and all claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Old Notes tendered hereby (other than as expressly provided in the Prospectus and in this Letter of Transmittal) or to participate in any redemption or defeasance of the Old Notes tendered hereby.

     The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and acceptance of such Old Notes by Advantica will, following the Expiration Date, constitute a binding agreement between the undersigned and Advantica upon the Terms and Conditions.

     The undersigned understands that the delivery and surrender of any Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a copy hereof, properly completed and duly executed, together with the Old

Notes or a properly transmitted book-entry confirmation thereof and all accompanying evidences of authority and any other required documents in form satisfactory to Advantica. All questions as to the form of all documents and the validity, eligibility (including time of receipt and eligibility under state securities laws), acceptance of tenders and withdrawals of tendered Old Notes will be determined by Advantica, in its discretion, which determination shall be final and binding.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer all right, title and interest in the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when such Old Notes are accepted by Advantica for exchange, Advantica will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned will, upon request, execute and deliver any additional documents deemed by Advantica to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned hereby further represents, warrants and agrees that:

     (1)  it has received and reviewed the Prospectus;

     (2) it is the Beneficial Owner (as defined below), or a duly authorized representative of one or more such Beneficial Owners, of the Old Notes tendered hereby and it has full power and authority to execute this Letter of Transmittal;

     (3) the Old Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and Advantica will acquire good, indefeasible and unencumbered title to such Old Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by Advantica;

     (4) it will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered hereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

     (5) it acknowledges that (a) none of Advantica or Denny's Holdings, the Exchange Agent, the Information Agent or the dealer manager for the Exchange Offer (the "DEALER MANAGER"), or any person acting on behalf of the foregoing has made any statement, representation or warranty, express or implied, to it with respect to Advantica and Denny's Holdings or the offer or sale of any New Notes, other than the information included in the Prospectus (as supplemented prior to the Expiration Date), and (b) any information it desires concerning Advantica, Denny's Holdings and the New Notes or any other matter relevant to its decision to purchase the New Notes (including a copy of the Prospectus) is or has been made available to it;

     (6) it (a) is able to act on its own behalf for itself in the transactions contemplated by the Prospectus, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the New Notes, and
          (c) (or the account for which it is acting) has the ability to bear the economic risks of its prospective investment in the New Notes and can afford the complete loss of such investment;

     (7) in evaluating the Exchange Offer and in making its decision whether to participate therein by submitting a Letter of Transmittal and tendering its Old Notes, the undersigned has made its own independent appraisal of the matters referred to in the Prospectus, herein and in any related communications and is not relying on any statement, representation or warranty, express or implied, made to such holder by Advantica and Denny's Holdings, the Exchange Agent, the

          Information Agent or the Dealer Manager other than those contained in the Prospectus (as amended or supplemented to the Expiration Date);

     (8) represents that it has had access to such financial and other information and has been afforded the opportunity to ask such questions of Advantica's representatives and receive answers thereto, as it deems necessary in connection with its decision to participate in the Exchange Offer;

     (9) the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute and deliver any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the Terms and Conditions;

     (10) the submission of this Letter of Transmittal to the Exchange Agent shall, subject to the Terms and Conditions of the Exchange Offer generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the Old Notes tendered hereby in favor of Advantica or such other person or persons as they may direct and to deliver such form(s) of transfer and other document(s) in the attorney's and/or agent's discretion and the certificate(s) and other document(s) of title relating to such Old Notes' registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in Advantica or its nominees such Old Notes; and

     (11) it understands that Advantica and Denny's Holdings, the Exchange Agent, the Information Agent, the Dealer Manager and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that if any of the acknowledgements, representations and warranties made by it by its submission of this Letter of Transmittal are, at any time prior to the consummation of the Exchange Offer, no longer accurate, it shall promptly notify Advantica and Denny's Holdings and the Dealer Manager. If it is acquiring the New Notes to be exchanged for the Old Notes tendered hereby as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account.

     The representations and warranties and agreements of a holder tendering Old Notes shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the Expiration Date. For purposes of this Letter of Transmittal, the "BENEFICIAL OWNER" of any Old Notes shall mean any holder that exercises sole investment discretion with respect to such Old Notes.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue certificates for the New Notes and, if applicable, substitute certificates representing the Old Notes for any Old Notes not exchanged, and a check in New York clearing house funds for the cash payment in respect of accrued and unpaid interest on the Old Notes to which the undersigned is entitled in the name of the undersigned or, in the case of a book-entry delivery of the Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged, and a check in New York clearing house funds for the cash payment in respect of accrued and unpaid interest on the Old Notes to which the undersigned is entitled to the undersigned at the address shown above in the table entitled "Description of Old Notes Tendered".

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 6, 7 AND 9)

  To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes and cash payments in respect of accrued and unpaid interest on the Old Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: (please check one or more)

[ ] New Notes

[ ] Old Notes

[ ] Check

In the name of:

Name(s)
        ---------------------------------------------------------------
                            (PLEASE TYPE OR PRINT)

        ---------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address
        ------------------------------------------------------------

        ------------------------------------------------------------

        ------------------------------------------------------------
                                   (ZIP CODE)

TIN
    ----------------------------------------------------------------
                             (SOCIAL SECURITY NUMBER OR
                           EMPLOYER IDENTIFICATION NUMBER)

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to DTC account set forth below.

            --------------------------------------------------------
                      (DTC ACCOUNT NUMBER, IF APPLICABLE)



                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 6, 7 AND 9)
  To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes and cash payments in respect of accrued and unpaid interest on the Old Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than that shown in the table entitled "Description of Old Notes Tendered" on this Letter of Transmittal above.

Mail: (please check one or more)

Name(s)
         ---------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

        ---------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address
        ---------------------------------------------------------------

        ---------------------------------------------------------------

        ---------------------------------------------------------------
                                   (ZIP CODE)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL, OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION, AS APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

--------------------------------------------------------------------------------
                                   SIGN HERE
            (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES)

        By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to Advantica the principal amount of the Old Notes listed in the table on page 9 labeled "Description of Old Notes Tendered" under the column heading "Aggregate Principal Amount of Old Notes Tendered" or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the Old Notes described in such table.

   -------------------------------------------------           -------------------------------------------------
    Signature of Registered Holder(s) or Authorized                                   Date
                        Signatory
           (see guarantee requirement below)

   -------------------------------------------------           -------------------------------------------------
    Signature of Registered Holder(s) or Authorized                                   Date
                        Signatory
           (see guarantee requirement below)

   -------------------------------------------------           -------------------------------------------------
    Signature of Registered Holder(s) or Authorized                                   Date
                        Signatory
           (see guarantee requirement below)

   Area Code(s) and Telephone
   Number(s):
              ------------------------------------------------------------------

        If a holder of Old Notes is tendering any Old Notes, this Letter of Transmittal must be signed by the Registered Holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s) authorized to become the Registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled "Capacity (full title)" and submit evidence satisfactory to the Exchange Agent and Advantica of such person's authority to so act. See Instruction 6.

   Name(s):
            --------------------------------------------------------------------

            --------------------------------------------------------------------
                                (PLEASE TYPE OR PRINT)

   Capacity (full title):
                          ------------------------------------------------------

   Address(es):
               -----------------------------------------------------------------

               -----------------------------------------------------------------
                                  (INCLUDING ZIP CODE)

   Tax Identification Number:
                              --------------------------------------------------

                              SIGNATURE GUARANTEE
                       (IF REQUIRED -- SEE INSTRUCTION 6)

   Signature(s) Guaranteed by an Eligible Guarantor Institution:
                                                                ----------------
                             (AUTHORIZED SIGNATURE)

   --------------------------------------------------------------------------
                                    (TITLE)

   --------------------------------------------------------------------------
                                 (NAME OF FIRM)

   --------------------------------------------------------------------------
                                   (ADDRESS)

   Dated:
          ----------------------------------------------------------------------
--------------------------------------------------------------------------------

                   INSTRUCTIONS FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. EFFECTIVENESS OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be of no effect unless the Beneficial Owner is deemed in the discretion of Advantica to be eligible to participate in the Exchange Offer as described above.

     2. DELIVERY OF LETTER OF TRANSMITTAL; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be submitted by all tendering holders of Old even if tender of such Old Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC. HOLDERS WHO TENDER THEIR OLD NOTES THROUGH DTC'S ATOP PROCEDURES MUST STILL COMPLETE THIS LETTER OF TRANSMITTAL AND RETURN IT TO THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.

     Certificates representing the Old Notes or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

     Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Old Notes to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Old Notes for purposes of the Exchange Offer.

     DELIVERY OF A LETTER OF TRANSMITTAL TO DTC WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

     The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents, including delivery of Old Notes through DTC and transmission of a book-entry confirmation is at the election and risk of the tendering holders, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If the Letter of Transmittal, the Old Notes or other required documents are sent by mail, it is suggested that the mailing be by registered mail, properly insured, with return receipt requested and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on such date. HOLDERS TENDERING OLD NOTES THROUGH DTC'S ATOP SYSTEM MUST ALLOW SUFFICIENT TIME FOR COMPLETION OF THE ATOP PROCEDURES DURING THE NORMAL BUSINESS HOURS OF DTC TO INSURE DELIVERY OF THE CONFIRMATION OF BOOK-ENTRY TRANSFER PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON SUCH DATE. No Old Notes, Letters of Transmittal, agent's messages or other required documents should be sent to Advantica or Denny's Holdings.

     Neither Advantica nor the Exchange Agent is under any obligation to notify any tendering holder of Old Notes of Advantica's acceptance of tendered Old Notes prior to the Expiration Date.

     Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver all required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Old Notes according to the guaranteed delivery procedures set forth in the "The Exchange Offer -- Guaranteed Delivery" section of the Prospectus. Pursuant to such procedures, (1) such tender must be made by or through an Eligible Guarantor Institution (as defined below), (2) prior to the Expiration Date, the Exchange Agent must receive from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, (A) setting forth the name and address of the holder of the Old Notes and the amount of Old Notes tendered, (B) stating that the tender is being made thereby and (C) guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal and the certificates for all physically tendered Old Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Guarantor Institution with the Exchange Agent, and (3) the certificates representing all physically-tendered Old Notes, in proper form for transfer, or a book-entry confirmation, in either case, together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees and any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by Advantica in its discretion, which determination will be final and binding. Advantica reserves the right to reject any and all tenders not in proper form and to determine whether the acceptance or payment by it for such tenders would be unlawful. Advantica also reserves the right, subject to applicable laws, to waive any defect or irregularity in the tender of any of the Old Notes.

     See "The Exchange Offer" section of the Prospectus.

     3. DELIVERY OF THE NEW NOTES. New Notes held in book-entry form will be delivered through DTC and only to the DTC account of the tendering holder or the tendering holder's custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the table on page 8 hereof entitled "Description of the Old Notes Tendered." Failure to do so will render a tender of Old Notes defective, and Advantica will have the right, which it may waive, to reject such tender without notice. Holders who hold certificates of the Old Notes will receive certificates for the New Notes.

     4. AMOUNT OF TENDERS. Tenders of Old Notes will be accepted only in denominations of $1,000. New Notes will be issued only if integral multiples of $1,000 and Advantica will pay cash in lieu of issuing New Notes in lesser principal amount.

     5. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If holders wish to tender with respect to less than the entire principal amount evidenced by any Old Notes submitted, such holders must fill in the principal amount that is to be tendered in the table above labeled "Description of Old Notes Tendered" under the column heading "Aggregate Principal Amount of Old Notes Tendered." In the case of a partial tender of Old Notes, as soon as practicable after the consummation of the Exchange Offer, new certificates for the remainder of Old Notes that were evidenced by such holder's old certificates will be sent to such holder, unless otherwise provided in the table of this Letter of Transmittal. The entire principal amount that is represented by tendered Old Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.

     6. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, Old Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Guarantor Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Guarantor Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Advantica, proper evidence satisfactory to Advantica of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OF SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 6 MUST BE GUARANTEED BY ANY MEMBER FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR AN "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH AN "ELIGIBLE GUARANTOR INSTITUTION").

     SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, PROVIDED OLD NOTES ARE TENDERED: (1) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE TABLES ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL OR (2) FOR THE ACCOUNT OF AN ELIGIBLE GUARANTOR INSTITUTION.

     7. SPECIAL ISSUANCE INSTRUCTIONS AND SPECIAL DELIVERY
INSTRUCTIONS. Tendering holders of Old Notes should indicate in the tables the name and address to which (1) New Notes issued pursuant to the Exchange Offer,
(2) any substitute certificates evidencing Old Notes not exchanged and/or (3) payment by check for any cash payment in respect of accrued and unpaid interest on the Old Notes, is to be issued or sent if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

     8. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide Advantica (as payor), or U.S. Bank National Association as the paying agent designated by Advantica to act on its behalf (the "PAYOR") with such holder's correct Taxpayer Identification Number ("TIN"), which, in the case of a holder who is an individual, is his social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable rate may be imposed upon the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering holder of Old Notes must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, which requires a tendering holder to certify, under penalties of perjury, (1) that the TIN provided is correct (or that such holder is awaiting a TIN), (2) that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding, and (3) that the holder is a U.S. person.

     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in
Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (the "W-9 GUIDELINES") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN or Form W-8ECI signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Payor.

     If the Old Notes are held in more than one name or are not in the same name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

     9. TRANSFER TAXES. Advantica will pay all transfer taxes, if any, applicable to the transfer of Old Notes to Advantica or Advantica's order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes for principal amounts not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of Old Notes tendered pursuant to this Letter of Transmittal, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason for other than the transfer of Old Notes to Advantica or Advantica's order pursuant to the Exchange Offer, then the amount of such transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     10. VALIDITY OF TENDERS. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by Advantica in its discretion, which determination will be final and binding. Advantica reserves the right to reject any and all tenders not in proper form and to determine whether the acceptance or payment by it for such tenders would be unlawful. Advantica also reserves the right, subject to applicable laws, to waive any defect or irregularity in the tender of any of the Old Notes. The interpretation of the Terms and Conditions by Advantica shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Advantica shall determine. None of Advantica, the Exchange Agent, the Information Agent, the Dealer Manager or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification.

     Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Exchange Offer Expiration Date or the withdrawal or termination of the Exchange Offer.

     11. WAIVER OF CONDITIONS. Advantica reserves the right, in its reasonable discretion, to amend or waive any of the conditions in the Exchange Offer concerning any Old Notes at any time. See the Prospectus under the caption "The Exchange Offer -- Conditions of the Exchange Offer."

     12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address and telephone numbers indicated herein for further instructions.

     13. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

     14. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent or the Exchange Agent at the addresses and telephone numbers indicated herein.

             TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES
                              (SEE INSTRUCTION 8)

         PAYOR'S NAME: U.S. BANK NATIONAL ASSOCIATION, AS PAYING AGENT


 SUBSTITUTE                            Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT    TIN _______________________________
 FORM W-9                              RIGHT AND CERTIFY BY SIGNING AND DATING BELOW             Social Security Number or
                                                                                              Employer Identification Number)

 Department of the Treasury            Part 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE INSTRUCTIONS)
 Internal Revenue Service

 PAYER'S REQUEST FOR TAXPAYER          Part 3 -- CERTIFICATION-UNDER PENALTIES OF PERJURY. I CERTIFY THAT (1) The number shown on
 IDENTIFICATION NUMBER (TIN) AND       this form is my correct TIN (or I am waiting for a number to be issued to me), (2) I am not
 CERTIFICATION                         subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person
                                       (including a U.S. resident alien).

                                       SIGNATURE ______________________________ DATE ___________________________

You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
               "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9



             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold at the applicable rate all cash payments made to me thereafter until I provide a number.

______________________________________   _______________________________________
               Signature                                 Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE OF ANY GROSS PROCEEDS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     In order to tender, a holder of Old Notes should send or deliver a properly completed and signed Letter of Transmittal, together with certificates representing the Old Notes or a book-entry confirmation of the tender and any other required documents, to the Exchange Agent at its address set forth below.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                         U.S. BANK NATIONAL ASSOCIATION

         By Registered or Certified Mail:                      By Hand or Overnight Courier:
          U.S. Bank, National Association                     U.S. Bank, National Association
             Corporate Trust Services                            Corporate Trust Services
               180 East Fifth Street                               180 East Fifth Street
             St. Paul, Minnesota 55101                           St. Paul, Minnesota 55101
     Attention: Specialized Finance Department           Attention: Specialized Finance Department

                           By Facsimile (for Eligible
                              Institutions only):
                        (651) 244-1537 or (651) 244-8883

                              Confirm Facsimile by
                                Telephone ONLY:
                                 (800) 934-6802

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE OR IN ACCORDANCE WITH THE INSTRUCTIONS HEREIN, WILL NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Any questions or requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal, or related documents may be directed to the Information Agent at the telephone numbers set forth below. A holder of Old Notes may also contact the Dealer Manager at the telephone number set forth below or such holder's custodian bank, depositary, broker, trust company or other nominee for assistance concerning the Exchange Offer.

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                                       or
                        (800) 322-2885 (call toll free)

                       Email: proxy@mackenziepartners.com

                 THE DEALER MANAGER FOR THE EXCHANGE OFFER IS:

                                  UBS WARBURG
                       101 California Street, 25th Floor
                        San Francisco, California 94111
                            Attention: Brian Taylor
                           Telephone: (415) 352-6085